Exhibit 24.01

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ John Seely Brown
John Seely Brown

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Robert F. Cummings, Jr.
Robert F. Cummings, Jr.

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ James B. Flaws
James B. Flaws

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Gordon Gund
Gordon Gund

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ James R. Houghton
James R. Houghton

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ James J. O’Connor
James J. O’Connor

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Kurt M. Landgraf
Kurt M. Landgraf

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Deborah D. Rieman
Deborah D. Rieman

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ H. Onno Ruding
H. Onno Ruding

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ William D. Smithburg
William D. Smithburg

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Hansel E. Tookes, II
Hansel E. Tookes II

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Peter F. Volanakis
Peter F. Volanakis

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and Jane D. Poulin and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2007, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 6th day of February, 2008.

/s/ Wendell P. Weeks
Wendell P. Weeks